                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ______________________


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: APRIL 5, 2001

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

          0-12771                                       95-3630868
(COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER IDENTIFICATION NO.)

                  10260 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (858) 826-6000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                    FORM 8-K

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

         In a news release dated April 5, 2001, Science Applications International Corporation reported revenues and net income for the fiscal year and quarter ended January 31, 2001. The news release is attached as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1      News release dated April 5, 2001 is attached.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



(Registrant)                                 SCIENCE APPLICATIONS
                                             INTERNATIONAL CORPORATION



Date:   April 5, 2001                        By   /S/ DOUGLAS E. SCOTT
                                                --------------------------
                                                      Douglas E. Scott
                                             Its:     Senior Vice President
                                                      and General Counsel